Exhibit 10.5

BANK OF JILIN

Mortgage Contract

The Mortgagor: Jilin Cathay Industrial Biotech Co., Ltd.

The Mortgagee:

No. Bank of Jilin               Branch 2009 Mortgage 2009-3-025

Mortgage Contract

The Mortgagor: Jilin Cathay Industrial Biotech Co., Ltd.

Business license No.: 220200400000472

Legal representative/responsible person: Zhang Qixian

Domicile: 10/R, 16/F, Torch Mansion, No. 6 Shenzhen Street, Hi-Tech Zone, Jilin    Zip code:

Opening bank and account: Jilin Branch, Bank of Communications, 222511501018010013375

Tel: 0432-6562157            Fax:

(Other relevant information)

The Mortgagee:  Jilin Jiangbei Branch, Bank of Jilin Co., Ltd.

Legal representative/responsible person:  Li Chengcheng

Domicile: No. 67 Xiangtan Street, Longtan District, Jilin City Zip code: 132022

Tel: 0432-3038986  Fax: 0432-3022987

To guarantee the discharge of the liabilities under the principal contract as set forth in Clause 1 hereof, the Mortgagor is willing to, for the claim of the Mortgagee, create mortgage security over the properties legally owned by it and contained in the List of Mortgaged Properties attached hereto. Both Parties enter into this Contract through equal consultation. Except as otherwise agreed in this Contract, the terms and expressions used herein shall have the same meanings ascribed thereto in the principal contract.

Clause 1 Principal Contract

The principal contract of this Contract shall be Item 1 of the following:

1.               The RMB Loan Contract No. Bank of Jilin Jiangbei Branch 2009 Mortgage 2009-3-025 signed by the Mortgagee and Jilin Cathay Industrial Biotech Co., Ltd. and any revisions or additions thereto.

2.               The credit line agreement No.                         signed by the Mortgagee and                 .

3.                                                  .

Clause 2 Principal Claim

The claim under the principal contract shall constitute the principal claim hereunder, including loan principal, interests thereon (including statutory interests, agreed-upon interests, compound interests and penalty interests), liquidated damages, damages, the expenses for realizing the claim (including but not limited to litigation fees, attorney fees, notarization fees and enforcement fees) and the losses and other expenses suffered by the Mortgagee due to default of the Debtor (the guaranteed person).

Clause 3 Mortgaged Properties

The relevant information on the mortgaged properties is set forth in the List of Mortgaged Properties attached hereto.

If the mortgaged properties are damaged, lost or expropriated within the mortgage period, the Mortgagee may have the priority to be discharged from the insurance benefits, indemnities or compensation obtained therefrom. If the time limit for discharge of the guaranteed claim does not expire, such insurance benefits, indemnities or compensation may be submitted to the competent authorities.

Clause 4 Registration of Mortgage

If the procedures for registration of mortgage are required according to law, the Mortgagor and the Mortgagee shall, within 7 days upon signing this Contract, handle the procedures for registration of mortgage with the competent registration authorities.

If the procedures for change in registration are required according to law in case of any change in the registered matters, the Mortgagor and the Mortgagee shall, within 7 days upon such change, handle the procedures for change in registration with the competent registration authorities.

Clause 5 Possession and Maintenance of the Mortgaged Properties

The mortgaged properties hereunder shall be subject to the possession and maintenance by the Mortgagor, but all ownership certificates of the mortgaged properties shall be delivered to the Mortgagee. The Mortgagor agrees to permit the Mortgagee and any entity or person appointed by the Mortgagee to inspect the mortgaged properties from time to time and provide appropriate assistance therefor.

The Mortgagor shall properly keep, protect and maintain the mortgaged properties, take appropriate measures to ensure the safety and integrity of the mortgaged properties. If any repair is required for the mortgaged properties, the Mortgagor shall timely do so at its own expenses.

Without written consent of the Mortgagee, the Mortgagor shall not transfer, lease, lend, invest in kind, change, rebuild or otherwise dispose of the mortgaged properties in whole or in part. The proceeds from disposal of the mortgaged properties, upon the written consent of the Mortgagee, shall be used to discharge the claim in advance or submit to the third party as designated by the Mortgagee.

Clause 6 Decrease in the Value of the Mortgaged Properties

If any act of the Mortgagor will decrease the value of the mortgaged properties before the principal claim hereunder is fully discharged, the Mortgagee may require the Mortgagor to stop its act. In case of decrease in the mortgaged properties, the Mortgagee may require the Mortgagor to restore the value of the mortgaged properties, or provide additional securities equivalent to the decreased value and acceptable to the Mortgagee. If the Mortgagor fails to restore the value of the mortgaged properties and to provide additional securities, the Mortgagee may require the Debtor to discharge the debt in advance. If the Debtor fails to do so as required by the Mortgagee, the Mortgagee may exercise its mortgage right.

If the mortgaged properties are lost or devalued duet to natural disasters, accidents or tort or otherwise, the Mortgagor shall immediately take measures to prevent the losses from being expanded and immediately notify the Mortgagee thereof.

Clause 7 Fruits

If the mortgaged properties are seized by the people’s court according to law because of the Debtor’s failure to discharge the claim due or occurrence of other circumstances for realization of mortgage right as agreed in this Contract, the Mortgagee may collect the natural or legal fruits of the mortgaged properties from the date of such seizure, except the Mortgagee fails to notify the obligator who shall pay the legal fruits.

The fruits above shall firstly be used to discharge the expenses for collecting such fruits.

Clause 8 Insurance of the Mortgaged Properties (Select 1 of the following: 1. applicable, 2. not applicable. )

The Mortgagor shall effect the insurance for the mortgaged properties with the insurer and according to the coverage and insurance term as determined through consultation with the Mortgagee. The limit of insurance shall not be less than the appraised value of the mortgaged properties, and the provisions in the policy shall conform to the requirements of the Mortgagee and shall contain no limitations that may damage the rights and interests of the Mortgagee. The Mortgagee shall be the sole beneficiary under the insurance contract. If the mortgaged properties are damaged or lost within the mortgage period, the Mortgagee may have the priority to be discharged from the insurance benefits obtained therefrom.

Before the principal claim hereunder is fully discharged, the Mortgagor shall not suspend, terminate, revise or change the policy for any reason, and shall take all reasonable and necessary measures to maintain the insurances hereunder in full force and effect. If the Mortgagor violates the said provisions, the Mortgagee may continue to effect insurance for the mortgaged properties, at the insurance premium of the Mortgagor.

The original of the insurance policy shall be kept by the Mortgagee until the principal claim hereunder is fully discharged.

In case of occurrence of insured accident regarding the mortgaged properties within the valid term of this Contract, the insurance benefits shall, as the mortgaged properties, be used to discharge the claim of the Mortgagee or submitted to the competent authorities, or used to restore the value of the mortgaged properties as agreed by the Mortgagee.

Clause 9 Security Liability

If the Debtor fails to make repayment to the Mortgagee by any regular repayment date or earlier repayment date under the principal contract, the Mortgagee may exercise its mortgage right according to law and pursuant to this Contract.

“Regular repayment date” as referred to above shall mean the date, as agreed in the principal contract, of repayment of the principal, payment of the interests thereon or payment of any amounts by the Debtor to the Mortgagee according to the principal contract. “Earlier repayment date” as referred to above shall mean the date of repayment in advance as proposed by the Debtor and approved by the Mortgagee, and the date of recovery in advance of the principal and interests and/or other amounts claimed by the Mortgagee against the Debtor pursuant to the principal contract.

Clause 10 Time Period for Exercise of Mortgage Right

After the security liability is established, the Mortgagee shall exercise its mortgage right within the limitation of actions for the principal claim.

If the principal claim will be discharged in installments, the Mortgagee shall exercise its mortgage right prior to expiration of the limitation of actions calculated based on the last installment of the claim.

Clause 11 Realization of Mortgage Right

After the security liability is established, the Mortgagee shall be entitled to convert the mortgaged properties into money to offset the principal claim or have priority in satisfying its principal claim from the proceeds of auction or sale of the mortgaged properties, through agreement with the Mortgagor. If both Parties fail to reach an agreement, the Mortgagee may request the people’s court to auction or sell the mortgaged properties according to law.

After the expenses for disposing of the mortgaged properties and the expenses payable by the Mortgagor to the Mortgagee hereunder are paid in priority from the proceeds obtained from disposal of the mortgaged properties, the balance thereof shall be used to discharge the principal claim.

In case of concurrent existence of other securities in rem or guarantees for the principal claim besides the mortgage hereunder, the Mortgagee’s rights hereunder and their exercise shall not be affected thereby and the Mortgagor shall not counter the Mortgagee by virtue thereof.

Clause 12 Relationship between this Contract and the Principal Contract

If the parties to the principal contract terminate the principal contract or cause the principal contract to expire in advance, the Mortgagor shall bear the security liability for the claim already accrued under the principal contract.

The Mortgagor agrees that, the parties to the principal contract may, without consent of the Mortgagor, amend the provisions contained in the principal contract unless any change in the concerned amount, term or otherwise will increase the amount of the principal claim or extend the term of the principal contract, and in such case, the Mortgagor shall still bear the security liability for the amended principal contract within the scope of the mortgaged properties.

If, for any of the said amendments requiring consent from the Mortgagor pursuant to this Contract, the written consent is not obtained from the Mortgagor or the Mortgagor refuses to agree to such amendment, the Mortgagor will not bear the security liability for increased amount of the principal claim, and the time period for exercise of the mortgage right shall be the originally agreed time period although the time limit for performance under the principal contract is extended.

If other mortgagees are entitled to mortgage right over the mortgaged properties hereunder, any of the said amendment made without written consent of other mortgagees shall not adversely affect other mortgagees.

The Mortgagee may, without consent from the Mortgagor, entrust other branches of the Bank of Jilin to exercise the rights or perform the obligations under the principal contract in whole or in part or transfer the claim under the principal contract to any third party, and in such case, the security liability of the Mortgagor shall not be reduced or exempted, and the Mortgagor shall assist the Mortgagee and such third party to properly handle the procedures for change or registration as required by law.

Clause 13 Representations and Undertakings

The Mortgagor makes the following representations and undertakings:

1. The Mortgagor has full capacity of civil rights and acts required for execution and performance of this Contract, and has legal ownership of or the right to dispose of the mortgaged properties. In case of non-natural person, the Mortgagor shall be registered according to law and validly existing;

2. There are no co-owners over the mortgaged properties, or the written consents on mortgage have been obtained by the Mortgagor from the co-owners, if any. The Mortgagor agrees to deliver such written consents (if any) to the Mortgagee prior to signing of this Contract;

3. The Mortgagor has fully understood the contents of the principal contract, its execution and performance of this Contract represents its true declaration of will, and it has obtained legal and valid authorization according to its articles of association or other internal constitutions;

If the Mortgagor, as a company, is not the Debtor under the principal contract, the security provided by it has been approved by resolution adopted by the board of meeting, shareholders’ meeting or shareholders’ general meeting according its articles of association; if the total amount of securities and the amount of single security are limited in its articles of association, the security hereunder does not exceed the said limit.

Execution and performance of this Contract will not violate any contract, agreement or other legal instruments binding upon the Mortgagor; the Mortgagor has obtained any approval, permit, filing or registration required for the mortgage hereunder;

4. All documents and materials provided by the Mortgagor to the Mortgagee are accurate, true, complete and valid;

5. The Mortgagor does not conceal with the Mortgagee any security interests existing over the mortgaged properties as of the date of signing this Contract;

6. If additional security interest will be created over the mortgaged properties, the mortgaged properties are sealed up or are involved into major litigation or arbitration, the Mortgagor shall notify the Mortgagee within one week thereafter; and

7. In case the mortgaged properties are construction in progress, the Mortgagor acknowledges that no third parties have any priority for repayment against such mortgaged properties; if any third party has the said priority, the Mortgagor shall cause such third party to issue a written statement on waiver of such priority, which shall be delivered to the Mortgagee.

Clause 14 Disclosure of Affiliates and Affiliated Transactions in the Mortgagor’s Group

It is agreed by both Parties, Item 1 of the following provisions shall apply:

1. The Mortgagor does not fall into the category of group client as determined by the Mortgagee in accordance with the Guidelines on the Management of Risks of Credits Granted by Commercial Banks to Group Clients (“the Guidelines”).

2. The Mortgagor falls into the category of group client as determined by the Mortgagee in accordance with the Guidelines. The Mortgagor shall timely inform the Mortgagee of any affiliated transaction involving more than 10% of its net assets, including the affiliated relationship between the parties in transaction, the project, nature, amount and proportion of the transaction and the pricing policy (including those without price or merely with nominal price).

Clause 15 Event of Breach and Liability for Breach

Any of the following events shall constitute or be deemed as an event of breach of the Mortgagor hereunder:

1. The Mortgagor, in violation of the provisions contained herein, transfers, leases, lends, invests in kind, changes, rebuilds or otherwise disposes of in whole or in part the mortgaged properties without approval by the Mortgagee;

2. The Mortgagor prevents in any way the Mortgagee from disposing of the mortgaged properties according to law and pursuant to this Contract;

3. The Mortgagor fails to provide relevant securities to the satisfaction of the Mortgagee in case of devaluation of the mortgaged properties as descried in Clause 6 hereof;

4. Any representation made by the Mortgagor herein is untrue, or any undertaking made by it herein is violated by it;

5. The Mortgagor violates other provisions regarding the rights and obligations of the parties as agreed herein;

6. The Mortgagor stops its business operation or is dissolved or cancelled or is bankrupt; or

7. The Mortgagor has any breach under other contracts between it and the Mortgagee or other branches of the bank of Jilin.

In case of occurrence of any event of breach above, the Mortgagee may take one or more of the following measures as the case may be:

1. Require the Mortgagor to rectify its breach within a stipulated time limit;

2. Reduce, suspend or terminate the credit line in whole or in part granted to the Mortgagor;

3. Suspend or terminate in whole or in part acceptance of any business application under other contracts between the Mortgagor and the Mortgagee, and suspend or terminate in whole or in part any extension of loan not extended and handling of any bond not handled;

4. Declare acceleration of maturity of any loan principal, interests thereon and other payables outstanding in whole or in part under other contracts between the Mortgagor and the Mortgagee, and require the Mortgagor to immediately repay all loan principals already extended, interests thereon and other payables;

5. Terminate this Contract and terminate other contracts between the Mortgagor and the Mortgagee in whole or in part;

6. Require the Mortgagor to indemnify the Mortgagee the losses caused by the Mortgagor’s breach;

7. Exercise the mortgage right; and

8. Seek other lawful remedies deemed as necessary and practicable by the Mortgagee.

Clause 16 Reservation of Rights

No failure by either party to exercise any or all rights hereunder or require the other party to perform or bear its obligations or liabilities in whole or in part shall operate as waiver by such party of such rights, obligations or liabilities.

No grace, extension of time or delay in exercise of any rights by either party shall affect any rights available hereunder or at law, nor operate as a waiver of such rights.

Clause 17 Amendment, Modification and Termination

This contract may be amended or modified only upon a written agreement reached by both Parties through negotiation; any amendment or modification so made shall be of equal legal effect as this Contract.

Except as otherwise stipulated by laws or regulations or agreed by both Parties, invalidity of any provisions of this Contract shall not affect the legal validity of the remaining provisions.

Clause 18 Applicable Law and Dispute Resolution

This contract shall be governed by the law of the P.R.C.

Any dispute arising out of performance of this Contract may be solved firstly by both Parties through consultation. If such dispute cannot be solved through consultation, it is agreed by both Parties the same dispute resolution method as that agreed in the principal contract shall apply.

Pending the dispute, the provisions hereof other than those under dispute shall continue to be performed if they are not affected by the dispute.

Clause 19 Enforcement

The Mortgagor is willing to be subject to enforcement in case the borrower or the Mortgagor fails to perform or fully perform its obligations as agreed herein.

Clause 20 Expenses

Except as otherwise required by law or as otherwise agreed by both Parties, the Mortgagor shall solely bear all fees and expense (including attorney fees) arising out of execution, performance and dispute resolution of this Contract.

Clause 21 Appendixes

The following appendixes and other attachments as mutually confirmed by both Parties shall have the same legal validity as this Contract:

1. List of Mortgaged Properties

2.                                          .

Clause 22 Miscellaneous

1. Without written consent of the Mortgagee, the Mortgagor shall not assign or transfer any of its rights or obligations hereunder to any third party.

2. It is agreed by the Mortgagor that, the Mortgagee may, as required by its business, entrust other branches of the Bank of Jilin to perform this Contract. Other branches of the Bank of Jilin as authorized by the Mortgagee may exercise all right hereunder, and may bring a lawsuit with the court and apply for any dispute hereunder.

3. Without prejudice to other provisions contained herein, this Contract shall be binding upon and inure to the benefits of each party and its successors and assigns.

4. Except as otherwise agreed, the domicile of each party as stated in this Contract shall be the address for its communication and contact; and in case of any change in the said address, it shall notify in writing the other party thereof within one week upon such change.

5. All headings and business’s names in this Contract are only for reference, and shall not affect the interpretation of the provisions and rights and obligations contained herein.

Clause 23 Effective of this Contract and Creation of the Mortgage Right

This contract shall become effective from the date when it is signed by the legal representative, responsible person or authorized representative of each party and affixed with the common seal of each party; however, if the procedures for registration of mortgage are required according to law, this Contract shall become effective from the date when such procedures are properly handled. In case the Mortgagor is a natural person, this Contract shall be signed by the Mortgagor in person and the consent of the co-owners of the mortgaged properties (if any) shall be obtained.

The mortgage right shall be established when this Contract becomes effective; however, if the procedures for registration of mortgage are required according to law, the mortgage right shall be established when such procedures are properly handled.

This contract shall be executed in six originals, of which each party and the Debtor shall hold           respectively, each being of equal legal effect.

Legal representative or authorized representative:

By:	/s/ Zhang Qixian

For and on behalf of

The Mortgagor (seal): Jilin Cathay Industrial Biotech Co., Ltd.

August 24, 2009

Legal representative or authorized representative:

By:	/s/ Li Chengcheng

For and on behalf of

The Mortgagee (seal): Jilin Jiangbei Branch, Bank of Jilin Co., Ltd.

August 24, 2009

Appendix:

List of Mortgaged Properties

Name of mortgaged properties	Quantity	Appraised value	Ownership/right to use (Ownership certificate No.)	Registration authority

BANK OF JILIN

Guarantee Contract

The Guarantor: Shandong Cathay Biotechnology Co., Ltd.

The Creditor:

No. Bank of Jilin                Branch 2009 Guarantee 2009-3-025

Guarantee Contract

The Guarantor: Shandong Cathay Biotechnology Co., Ltd.

Business license No.: 370800400000142

Legal representative/responsible person: Du Yijun

Domicile: Waihuan Road East, South to National Highway 327, Hi-Tech Development Zone, Jining  Zip Code:

Opening bank and account: Jining High & New Tech Industries Development Zone Branch, Bank of Agriculture, 498101040008521

Tel: 0537-2080023	Fax:

(Other relevant information)

The Creditor: Jilin Jiangbei Branch, Bank of Jilin Co., Ltd.

Legal representative/responsible person:  Li Chengcheng

Domicile: No. 67 Xiangtan Street, Longtan District, Jilin City  Zip code:132022

Tel: 0432-3038986  Fax:0432-3022987

To guarantee the discharge of the debt under the principal contract as described in Clause 1 hereof, the Guarantor is willing to provide the guarantee to the Creditor. Both parties reach this Contract through equal consultation. Except as otherwise agreed in this Contract, the terms and expressions used herein shall have the same meaning as ascribed to them in the principal contract.

Clause 1 Principal Contract

The principal contract of this Contract shall be Item 1 of the following:

1. The RMB Loan Contract No. Bank of Jilin Jiangbei Branch 2009 Mortgage 2009-3-025 signed by the Creditor and Jilin Cathay Industrial Biotech Co., Ltd. and any revisions or addition thereto.

2. The Credit Line Agreement No.                         signed by the Creditor and                 .

3.                                          .

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Clause 2 Principal Claim

The claim under the principal contract shall constitute the principal claim hereunder, including loan principal, interests thereon (including statutory interests, agreed interests, compound interests and penalty interests), liquidated damages, damages, the expenses for realizing the claim (including but not limited to litigation fees, attorney fees, notarization fees and enforcement fees) and the losses and other expenses suffered by the Creditor due to default of the Debtor.

Clause 3 Method of Guarantee

The guarantee method hereunder shall be Item 1 of the following (Item 1 shall be deemed to have been selected if the blank is not filled).

1. Joint and several guarantee;

2. General guarantee.

Clause 4 Guarantee Liability

If the Debtor fails to make repayment to the Creditor by any regular repayment date or earlier repayment date under the principal contract, the Creditor may require the Guarantor to bear the guarantee liability.

“Regular repayment date” as referred to above shall mean the date, as agreed in the principal contract, of repayment of the principal, payment of the interests thereon or payment of any amounts by the Debtor to the Creditor according to the principal contract. “Earlier repayment date” as referred to above shall mean the date of repayment in advance as proposed by the Debtor and approved by the Creditor and the date of recovery in advance of the principal and interests and/or other amounts claimed by the Creditor against the Debtor pursuant to the principal contract.

In case of concurrent existence of other securities in rem or guarantees for the principal claim besides the guarantee hereunder, the Creditor’s rights hereunder and their exercise shall not be affected thereby and the Guarantor shall not counter the Creditor by virtue thereof. The Creditor may elect to realize its claim by other securities in rem or guarantees, or require the Guarantor hereunder to bear the guarantee liability.

Clause 5 Term of Guarantee

The term of guarantee hereunder shall be two years from expiration of the time limit for discharge of the principal claim.

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Clause 6 Limitation of Actions for the Guaranteed Debt

In case the principal claim is not discharged, and the Creditor under the joint and several guarantee requires the Guarantor to bear guarantee liability before the expiry date of guarantee term as agreed in Clause 5 hereof, the limitation of actions for the guaranteed debt shall be calculated upon the date from which the Creditor requires the Guarantor to bear guarantee liability.

If the Creditor under general guarantee files lawsuit or applies for arbitration on the Debtor before the expiry date of the guarantee term as agreed in Clause 5 hereof, the limitation of actions for the guaranteed debt shall be calculated from the effective date of the judgment or arbitration.

Clause 7 Relationship between this Contract and the Principal Contract

If the parties to the principal contract terminate the principal contract or cause the principal contract to expire in advance, the Guarantor shall bear the guarantee liability for the claim already accrued under the principal contract.

The parties to the principal contract may, without consent of the Guarantor, change the provisions contained in the principal contract through agreement, except change in amount, term or otherwise that will increase the amount of the principal claim or extend the term of the principal contract, and in such case, the Guarantor shall still bear the guarantee liability for the changed principal contract.

If, for any of the said changes requiring consent from the Guarantor pursuant to this Contract, the written consent is not obtained from the Guarantor or the Guarantor refuses to agree to such change, the Guarantor will not bear the guarantee liability for increased amount of the principal claim, and the term of guarantee shall be the originally agreed time period although the time limit for performance under the principal contract is extended.

The Creditor may, without consent from the Guarantor, entrust other branches of the Bank of Jilin to exercise the rights or perform the obligations under the principal contract in whole or in part or transfer the principal claim under the principal contract to any third party, and in such case, the guarantee liability of the Guarantor shall not be reduced or exempted.

The validity of this Contract is independent from the principal contract, and the validity of this Contract shall not be affected in case the principal contract becomes null and void. If the principal contract is held null and void, the Guarantor shall still bear the guarantee liability for the debts accrued from the borrower’s obligation to return the properties or indemnify the losses.

This contract shall not be governed by the provision on “borrowing a new loan to repay old one” in the judicial interpretation on the security law, and hence the liability of the Guarantor shall not be exempted thereby.

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Clause 8 Insurance (select 2 of the following: 1. applicable; or 2. not applicable.)

If the Guarantor is a natural person, he shall effect the personal accident insurance with the insurer acceptable to the Creditor with the insurance limit not less than the total amount of the principal claim and the Creditor being indicated as the sole beneficiary.

The Guarantor shall deliver the original of the policy to the Creditor within                 days upon effectiveness of this Contract. The Guarantor shall not suspend the insurance for any reason before the lone principal, interests thereon and expenses under the principal contract are fully discharged. If the Guarantor suspends the insurance, the Creditor may renew or effect the insurance for the Guarantor, at the insurance premium of the Guarantor. The Guarantor shall be liable for any loss caused by suspension of the insurance.

In case of occurrence of any insured accident, the Guarantor and/or its heir shall notify in writing the Creditor thereof within 3 days after it knows or should know the accident; the Guarantor shall be liable for any losses caused by its failure to timely notify the Creditor or timely bring a claim or perform its obligations under the policy.

Except as otherwise agreed, the insurance benefits shall firstly be used to pay the loan principal, interests thereon and other expenses payable. Except as otherwise agreed, the insurance benefits shall firstly be used to pay the loan principal, interests thereon and other expenses payable under the principal contract. if the time limit for discharge of the guaranteed claim does not expire, the insurance benefits shall be used to discharge the claim of the Creditor in advance or submitted to the competent authorities.

Clause 9 Representations and Undertakings

The Guarantor makes the following representations and undertakings:

1. The Guarantor has full capacity of civil rights and acts required for execution and performance of this Contract. In case of non-natural person, the Guarantor shall be registered according to law and validly existing;

2. The Guarantor has fully understood the contents of the principal contract, its execution and performance of this Contract represents its true declaration of will, and it has obtained legal and valid authorization according to its articles of association or other internal constitutions;

If the Guarantor is a company, the guarantee provided by it has been approved by resolution adopted by the board of meeting, shareholders’ meeting or shareholders’ general meeting according its articles of association; if the total amount of securities and the amount of single security are limited in its articles of association, the guarantee hereunder does not exceed the said limit.

The legal representative or authorized signatory is legally and validly authorized by the company to sign this Contract on behalf of the Guarantor; execution and performance of this

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Contract will not violate any contract, agreement or other legal instruments binding upon the Guarantor.

3. All documents and materials provided by the Guarantor to the Creditor are accurate, true, complete and valid;

4. The Guarantor agrees to be subject to the examination and supervision conducted by the Creditor regarding its production and operation and financial standing, and to provide assistance and cooperation to the Creditor;

5. There are no major debts to be borne by the Guarantor as of the date of signing this Contract that are not disclosed by the Guarantor to the Creditor;

6.  if the Guarantor has any circumstances that may affect its financial standing and ability of performance, including but not limited to any division, merger, association, joint venture with foreign investors, cooperation, contracted operation, reorganization, restructure or plan on listing or other changes in its form of business operation , decrease in registered capital, transfer of major assets or equity, assumption of major debts, dissolution, cancellation,  or petition for bankruptcy by or against it, or it is involved into major litigation or arbitration,  it shall notify the Creditor thereof within one week upon occurrence of such circumstances.

Clause 10 Disclosure of Affiliates and Affiliated Transactions in the Guarantor’s Group

It is agreed by both Parties, Item 1 of the following provisions shall apply:

1. The Guarantor does not fall into the category of group client as determined by the Creditor in accordance with the Guidelines on the Management of Risks of Credits Granted by Commercial Banks to Group Clients (“the Guidelines”).

2. The Guarantor falls into the category of group client as determined by the Creditor in accordance with the Guidelines. The Guarantor shall timely inform the Creditor of any affiliated transaction involving 10% or more of its net assets, including the affiliated relationship between the parties in transaction, the project, nature, amount and proportion of the transaction and the pricing policy (including those without price or with nominal price).

Clause 11 Event of Breach and Liability for Breach

Any of the following events shall constitute an event of breach of the Guarantor hereunder:

1. The Guarantor fails to perform its guarantee liability timely pursuant to this Contract;

2. Any representation made by the Guarantor herein is untrue, or any undertaking made by it herein is violated by it;

3. The financial standing and ability of performance of the Guarantor are seriously affected by any event as described in paragraph 6 of Clause 9 hereof;

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4. The Guarantor stops its business operation or is dissolved or cancelled or is bankrupt;

5. The Guarantor violates other provisions regarding the rights and obligations of the parties as agreed herein;

6. The Guarantor has any breach under other contracts between it and the Creditor or other branches of the Bank of Jilin;

In case of occurrence of any event of breach above, the Creditor may take one or more of the following measures as the case may be:

1. Require the Guarantor to rectify its breach within a stipulated time limit and timely bear the guarantee liability;

2. Reduce, suspend or terminate the credit line in whole or in part granted to the Guarantor;

3. Suspend or terminate in whole or in part acceptance of any business application under other contracts between the Guarantor and the Creditor, and suspend or terminate in whole or in part any extension of loan not extended and handling of any bond not handled;

4. Declare acceleration of maturity of any loan principal, interests thereon and other payables outstanding in whole or in part under other contracts between the Guarantor and the Creditor, and require the Guarantor to immediately repay all loan principals already extended, interests thereon and other payables;

5. Require the Guarantor to indemnify the Creditor the losses caused by the Guarantor’s breach;

6. Only with prior or subsequent notice, transfer any amounts in the accounts opened by the Guarantor with the Creditor to discharge the debts owed by the Guarantor to the Creditor in whole or in part. In such case, any unmatured amounts in such accounts shall be deemed mature. If the currency of such accounts is different from the currency used by the Creditor in its business, the amount in such accounts shall be converted at the quoted exchange rate applicable to the Creditor; and

7. Seek other lawful remedies deemed as necessary and practicable by the Creditor.

Article 12 Reservation of Rights

No failure by either party to exercise any or all rights hereunder or require the other party to perform or bear its obligations or liabilities in whole or in part shall operate as waiver by such party of such rights, obligations or liabilities.

No grace, extension of time or delay in exercise of any rights by either party shall affect any rights available hereunder or at law, nor operate as waiver of such rights.

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Article 13 Amendment, Modification and Termination

This contract may be amended or modified only upon a written agreement reached by both Parties through negotiation; any amendment or modification so made shall have the same legal validity as this Contract.

Except as otherwise stipulated by laws or regulations or agreed by both Parties, invalidity of any provisions of this Contract shall not affect the legal validity of the remaining provisions.

Article 14 Applicable Law and Dispute Resolution

This Contract shall be governed by the law of the P.R.C.

Any dispute arising out of performance of this Contract may be solved firstly by both Parties through consultation. If such dispute cannot be solved through consultation, it is agreed by both Parties the dispute resolution method the same as that agreed in the principal contract shall apply.

Pending the dispute, the provisions hereof other than those under dispute shall continue to be performed if they are not affected by the dispute.

Clause 15 Enforcement

The Guarantor is willing to be subject to enforcement in case the borrower or the Guarantor fails to perform or fully perform its obligations as agreed herein.

Article16 Expenses

Except as otherwise required by law or as otherwise agreed by both Parties, the Guarantor shall solely bear all fees and expense (including attorney fees) arising out of execution, performance and dispute resolution of this Contract.

Article 17 Appendixes

The appendixes as mutually confirmed by both Parties shall have the same legal validity as this Contract:

1.                                      ;

2.                                      ;

3.                                      .

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Article 18 Miscellaneous

1. Without written consent of the Creditor, the Guarantor shall not assign or transfer any of its rights or obligations hereunder to any third party.

2. It is agreed by the Guarantor that, the Creditor may, as required by its business, entrust other branches of the Bank of Jilin to perform this Contract. Other branches of the Bank of Jilin as authorized by the Creditor may exercise all right hereunder, and may bring a lawsuit with the court and apply for any dispute hereunder.

3. Without prejudice to other provisions contained herein, this Contract shall be binding upon and inure to the benefits of each party and its successors and assigns.

4. Except as otherwise agreed, the domicile of each party as stated in this Contract shall be the address for its communication and contact; and in case of any change in the said address, it shall notify in writing the other party thereof within one week upon such change.

5. All headings and business’s names in this Contract are only for reference, and shall not affect the interpretation of the provisions and rights and obligations contained herein.

Article 19 Effectiveness

This contract shall become effective immediately after it is signed by the legal representative, responsible person or authorized representative of each party and affixed with the seal of each party. In case the Guarantor is a natural person, this Contract shall be signed by it in person and the consent of the co-owners of its properties (if any) shall be obtained.

This contract shall be executed in quadruplicate, of which each party and the borrower shall holds two respectively, each being of equal legal effect.

Legal representative/responsible person:

By:	/s/ Du Yijun

For and on behalf of

The Guarantor (seal): Shandong Cathay Biotechnology Co., Ltd.

August 24, 2009

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Legal representative/responsible person:

By:	/s/ Li Chengcheng

For and on behalf of

The Creditor (seal): Jilin Jiangbei Branch, Bank of Jilin Co., Ltd.

August 24, 2009

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BANK OF JILIN

Guarantee Contract

The Guarantor: Shandong Cathay Industrial Biotech Co., Ltd.

The Creditor:

No. Bank of Jilin                    Branch 2009 Guarantee 2009-3-025

Guarantee Contract

The Guarantor: Shandong Cathay Industrial Biotech Co., Ltd.

Business license No.: 370800400002767

Legal representative/responsible person: SAMIR TAYEB DAJANI

Domicile: Waihuan Road East, South to National Highway 327, Hi-Tech Development Zone, Jining  Zip Code:

Opening bank and account: Jining Guhuai Road Branch, Bank of Construction, 37001683808050148557

Tel: 0537-2080023                 Fax:

(Other relevant information)

The Creditor:  Jilin Jiangbei Branch, Bank of Jilin Co., Ltd.

Legal representative/responsible person:  Li Chengcheng

Domicile: No. 67 Xiangtan Street, Longtan District, Jilin City  Zip code:132022

Tel: 0432-3038986                 Fax: 0432-3022987

To guarantee the discharge of the debt under the principal contract as described in Clause 1 hereof, the Guarantor is willing to provide the guarantee to the Creditor. Both parties reach this Contract through equal consultation. Except as otherwise agreed in this Contract, the terms and expressions used herein shall have the same meaning as ascribed to them in the principal contract.

Clause 1 Principal Contract

The principal contract of this Contract shall be Item 1 of the following:

1. The RMB Loan Contract No. Bank of Jilin Jiangbei Branch 2009 Mortgage 2009-3-025 signed by the Creditor and Jilin Cathay Industrial Biotech Co., Ltd. and any revisions or addition thereto.

2. The Credit Line Agreement No.                         signed by the Creditor and                 .

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3.                                          .

Clause 2 Principal Claim

The claim under the principal contract shall constitute the principal claim hereunder, including loan principal, interests thereon (including statutory interests, agreed interests, compound interests and penalty interests), liquidated damages, damages, the expenses for realizing the claim (including but not limited to litigation fees, attorney fees, notarization fees and enforcement fees) and the losses and other expenses suffered by the Creditor due to default of the Debtor.

Clause 3 Method of Guarantee

The guarantee method hereunder shall be Item 1 of the following (Item 1 shall be deemed to have been selected if the blank is not filled).

1. Joint and several guarantee;

2. General guarantee.

Clause 4 Guarantee Liability

If the Debtor fails to make repayment to the Creditor by any regular repayment date or earlier repayment date under the principal contract, the Creditor may require the Guarantor to bear the guarantee liability.

“Regular repayment date” as referred to above shall mean the date, as agreed in the principal contract, of repayment of the principal, payment of the interests thereon or payment of any amounts by the Debtor to the Creditor according to the principal contract. “Earlier repayment date” as referred to above shall mean the date of repayment in advance as proposed by the Debtor and approved by the Creditor and the date of recovery in advance of the principal and interests and/or other amounts claimed by the Creditor against the Debtor pursuant to the principal contract.

In case of concurrent existence of other securities in rem or guarantees for the principal claim besides the guarantee hereunder, the Creditor’s rights hereunder and their exercise shall not be affected thereby and the Guarantor shall not counter the Creditor by virtue thereof. The Creditor may elect to realize its claim by other securities in rem or guarantees, or require the Guarantor hereunder to bear the guarantee liability.

Clause 5 Term of Guarantee

The term of guarantee hereunder shall be two years from expiration of the time limit for discharge of the principal claim.

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Clause 6 Limitation of Actions for the Guaranteed Debt

In case the principal claim is not discharged, and the Creditor under the joint and several guarantee requires the Guarantor to bear guarantee liability before the expiry date of guarantee term as agreed in Clause 5 hereof, the limitation of actions for the guaranteed debt shall be calculated upon the date from which the Creditor requires the Guarantor to bear guarantee liability.

If the Creditor under general guarantee files lawsuit or applies for arbitration on the Debtor before the expiry date of the guarantee term as agreed in Clause 5 hereof, the limitation of actions for the guaranteed debt shall be calculated from the effective date of the judgment or arbitration.

Clause 7 Relationship between this Contract and the Principal Contract

If the parties to the principal contract terminate the principal contract or cause the principal contract to expire in advance, the Guarantor shall bear the guarantee liability for the claim already accrued under the principal contract.

The parties to the principal contract may, without consent of the Guarantor, change the provisions contained in the principal contract through agreement, except change in amount, term or otherwise that will increase the amount of the principal claim or extend the term of the principal contract, and in such case, the Guarantor shall still bear the guarantee liability for the changed principal contract.

If, for any of the said changes requiring consent from the Guarantor pursuant to this Contract, the written consent is not obtained from the Guarantor or the Guarantor refuses to agree to such change, the Guarantor will not bear the guarantee liability for increased amount of the principal claim, and the term of guarantee shall be the originally agreed time period although the time limit for performance under the principal contract is extended.

The Creditor may, without consent from the Guarantor, entrust other branches of the Bank of Jilin to exercise the rights or perform the obligations under the principal contract in whole or in part or transfer the principal claim under the principal contract to any third party, and in such case, the guarantee liability of the Guarantor shall not be reduced or exempted.

The validity of this Contract is independent from the principal contract, and the validity of this Contract shall not be affected in case the principal contract becomes null and void. If the principal contract is held null and void, the Guarantor shall still bear the guarantee liability for the debts accrued from the borrower’s obligation to return the properties or indemnify the losses.

This contract shall not be governed by the provision on “borrowing a new loan to repay old one” in the judicial interpretation on the security law, and hence the liability of the Guarantor shall not be exempted thereby.

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Clause 8 Insurance (select 2 of the following: 1. applicable; or 2. not applicable.)

If the Guarantor is a natural person, he shall effect the personal accident insurance with the insurer acceptable to the Creditor with the insurance limit not less than the total amount of the principal claim and the Creditor being indicated as the sole beneficiary.

The Guarantor shall deliver the original of the policy to the Creditor within            days upon effectiveness of this Contract. The Guarantor shall not suspend the insurance for any reason before the lone principal, interests thereon and expenses under the principal contract are fully discharged. If the Guarantor suspends the insurance, the Creditor may renew or effect the insurance for the Guarantor, at the insurance premium of the Guarantor. The Guarantor shall be liable for any loss caused by suspension of the insurance.

In case of occurrence of any insured accident, the Guarantor and/or its heir shall notify in writing the Creditor thereof within 3 days after it knows or should know the accident; the Guarantor shall be liable for any losses caused by its failure to timely notify the Creditor or timely bring a claim or perform its obligations under the policy.

Except as otherwise agreed, the insurance benefits shall firstly be used to pay the loan principal, interests thereon and other expenses payable. Except as otherwise agreed, the insurance benefits shall firstly be used to pay the loan principal, interests thereon and other expenses payable under the principal contract. if the time limit for discharge of the guaranteed claim does not expire, the insurance benefits shall be used to discharge the claim of the Creditor in advance or submitted to the competent authorities.

Clause 9 Representations and Undertakings

The Guarantor makes the following representations and undertakings:

1. The Guarantor has full capacity of civil rights and acts required for execution and performance of this Contract. In case of non-natural person, the Guarantor shall be registered according to law and validly existing;

2. The Guarantor has fully understood the contents of the principal contract, its execution and performance of this Contract represents its true declaration of will, and it has obtained legal and valid authorization according to its articles of association or other internal constitutions;

If the Guarantor is a company, the guarantee provided by it has been approved by resolution adopted by the board of meeting, shareholders’ meeting or shareholders’ general meeting according its articles of association; if the total amount of securities and the amount of single security are limited in its articles of association, the guarantee hereunder does not exceed the said limit.

The legal representative or authorized signatory is legally and validly authorized by the company to sign this Contract on behalf of the Guarantor; execution and performance of this

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Contract will not violate any contract, agreement or other legal instruments binding upon the Guarantor.

3. All documents and materials provided by the Guarantor to the Creditor are accurate, true, complete and valid;

4. The Guarantor agrees to be subject to the examination and supervision conducted by the Creditor regarding its production and operation and financial standing, and to provide assistance and cooperation to the Creditor;

5. There are no major debts to be borne by the Guarantor as of the date of signing this Contract that are not disclosed by the Guarantor to the Creditor;

6.  if the Guarantor has any circumstances that may affect its financial standing and ability of performance, including but not limited to any division, merger, association, joint venture with foreign investors, cooperation, contracted operation, reorganization, restructure or plan on listing or other changes in its form of business operation , decrease in registered capital, transfer of major assets or equity, assumption of major debts, dissolution, cancellation,  or petition for bankruptcy by or against it, or it is involved into major litigation or arbitration,  it shall notify the Creditor thereof within one week upon occurrence of such circumstances.

Clause 10 Disclosure of Affiliates and Affiliated Transactions in the Guarantor’s Group

It is agreed by both Parties, Item 1 of the following provisions shall apply:

1. The Guarantor does not fall into the category of group client as determined by the Creditor in accordance with the Guidelines on the Management of Risks of Credits Granted by Commercial Banks to Group Clients (“the Guidelines”).

2. The Guarantor falls into the category of group client as determined by the Creditor in accordance with the Guidelines. The Guarantor shall timely inform the Creditor of any affiliated transaction involving 10% or more of its net assets, including the affiliated relationship between the parties in transaction, the project, nature, amount and proportion of the transaction and the pricing policy (including those without price or with nominal price).

Clause 11 Event of Breach and Liability for Breach

Any of the following events shall constitute an event of breach of the Guarantor hereunder:

1. The Guarantor fails to perform its guarantee liability timely pursuant to this Contract;

2. Any representation made by the Guarantor herein is untrue, or any undertaking made by it herein is violated by it;

3. The financial standing and ability of performance of the Guarantor are seriously affected by any event as described in paragraph 6 of Clause 9 hereof;

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4. The Guarantor stops its business operation or is dissolved or cancelled or is bankrupt;

5. The Guarantor violates other provisions regarding the rights and obligations of the parties as agreed herein;

6. The Guarantor has any breach under other contracts between it and the Creditor or other branches of the Bank of Jilin;

In case of occurrence of any event of breach above, the Creditor may take one or more of the following measures as the case may be:

1. Require the Guarantor to rectify its breach within a stipulated time limit and timely bear the guarantee liability;

2. Reduce, suspend or terminate the credit line in whole or in part granted to the Guarantor;

3. Suspend or terminate in whole or in part acceptance of any business application under other contracts between the Guarantor and the Creditor, and suspend or terminate in whole or in part any extension of loan not extended and handling of any bond not handled;

4. Declare acceleration of maturity of any loan principal, interests thereon and other payables outstanding in whole or in part under other contracts between the Guarantor and the Creditor, and require the Guarantor to immediately repay all loan principals already extended, interests thereon and other payables;

5. Require the Guarantor to indemnify the Creditor the losses caused by the Guarantor’s breach;

6. Only with prior or subsequent notice, transfer any amounts in the accounts opened by the Guarantor with the Creditor to discharge the debts owed by the Guarantor to the Creditor in whole or in part. In such case, any unmatured amounts in such accounts shall be deemed mature. If the currency of such accounts is different from the currency used by the Creditor in its business, the amount in such accounts shall be converted at the quoted exchange rate applicable to the Creditor; and

7. Seek other lawful remedies deemed as necessary and practicable by the Creditor.

Clause 12 Reservation of Rights

No failure by either party to exercise any or all rights hereunder or require the other party to perform or bear its obligations or liabilities in whole or in part shall operate as waiver by such party of such rights, obligations or liabilities.

No grace, extension of time or delay in exercise of any rights by either party shall affect any rights available hereunder or at law, nor operate as waiver of such rights.

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Clause 13 Amendment, Modification and Termination

This contract may be amended or modified only upon a written agreement reached by both Parties through negotiation; any amendment or modification so made shall have the same legal validity as this Contract.

Except as otherwise stipulated by laws or regulations or agreed by both Parties, invalidity of any provisions of this Contract shall not affect the legal validity of the remaining provisions.

Clause 14 Applicable Law and Dispute Resolution

This Contract shall be governed by the law of the P.R.C.

Any dispute arising out of performance of this Contract may be solved firstly by both Parties through consultation. If such dispute cannot be solved through consultation, it is agreed by both Parties the dispute resolution method the same as that agreed in the principal contract shall apply.

Pending the dispute, the provisions hereof other than those under dispute shall continue to be performed if they are not affected by the dispute.

Clause 15 Enforcement

The Guarantor is willing to be subject to enforcement in case the borrower or the Guarantor fails to perform or fully perform its obligations as agreed herein.

Clause16 Expenses

Except as otherwise required by law or as otherwise agreed by both Parties, the Guarantor shall solely bear all fees and expense (including attorney fees) arising out of execution, performance and dispute resolution of this Contract.

Clause 17 Appendixes

The appendixes as mutually confirmed by both Parties shall have the same legal validity as this Contract:

1.                                      ;

2.                                      ;

3.                                      .

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Clause 18 Miscellaneous

1. Without written consent of the Creditor, the Guarantor shall not assign or transfer any of its rights or obligations hereunder to any third party.

2. It is agreed by the Guarantor that, the Creditor may, as required by its business, entrust other branches of the Bank of Jilin to perform this Contract. Other branches of the Bank of Jilin as authorized by the Creditor may exercise all right hereunder, and may bring a lawsuit with the court and apply for any dispute hereunder.

3. Without prejudice to other provisions contained herein, this Contract shall be binding upon and inure to the benefits of each party and its successors and assigns.

4. Except as otherwise agreed, the domicile of each party as stated in this Contract shall be the address for its communication and contact; and in case of any change in the said address, it shall notify in writing the other party thereof within one week upon such change.

5. All headings and business’s names in this Contract are only for reference, and shall not affect the interpretation of the provisions and rights and obligations contained herein.

Clause 19 Effectiveness

This contract shall become effective immediately after it is signed by the legal representative, responsible person or authorized representative of each party and affixed with the seal of each party. In case the Guarantor is a natural person, this Contract shall be signed by it in person and the consent of the co-owners of its properties (if any) shall be obtained.

This contract shall be executed in quadruplicate, of which each party and the borrower shall holds two respectively, each being of equal legal effect.

Legal representative/responsible person:

By:	/s/ SAMIR TAYEB DAJANI

For and on behalf of

The Guarantor (seal): Shandong Cathay Industrial Biotech Co., Ltd.

August 24, 2009

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Legal representative/responsible person:

By:	/s/ Li Chengcheng

For and on behalf of

The Creditor (seal): Jilin Jiangbei Branch, Bank of Jilin Co., Ltd.

August 24, 2009

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